SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

                   Date of Report
                   (Date of earliest
                   event reported):        March 23, 2001


                                 LOGISOFT CORP.
             (Exact name of registrant as specified in its charter)


   Delaware                          0-23100                     22-2649848
---------------                  ----------------            ------------------
(State or other                  (Commission File              (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                  375 Woodcliff Drive, Fairport, New York 14450
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          (Address of principal executive offices, including zip code)


                                 (716) 249-8600
                         ------------------------------
                         (Registrant's telephone number)


Item 5.   Other Information.
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     Appointment  of  Member  of  Board  of  Directors

     On March 23, 2001, Terry Washburn was appointed to the Company's Board of Directors. Mr. Washburn is currently President of Eurovest, Inc., a company specialized in investment and business consulting and venture capital procurement and is a director of Vertical Computer Systems, Inc. and SGDD Holdings Ltd., Inc. Mr. Washburn's appointment fills a currently vacant seat on Logisoft's Board or Directors and will serve until the next Shareholders' meeting.


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LOGISOFT CORP.


Dated: March 30, 2001                 By: /s/ John W. Van Heel
                                         --------------------------------------
                                         John W. Van Heel
                                         Chief Financial Officer


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